UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 11, 2022

Hurco Companies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Indiana

(State or Other Jurisdiction of Incorporation)

0-9143	35-1150732
(Commission File Number)	(IRS Employer Identification No.)

One Technology Way Indianapolis, Indiana	46268
(Address of Principal Executive Offices)	(Zip Code)

(317) 293-5309

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	HURC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

Hurco Companies, Inc. (the “Company”) held its Annual Meeting of Shareholders on March 10, 2022. The shareholders: (1) elected all eight of the Company’s nominees for director to serve until its next Annual Meeting of Shareholders; (2) approved, on an advisory basis, the compensation for the Company’s named executive officers as disclosed in the proxy statement for the Annual Meeting; (3) approved proposed amendments to the Hurco Companies, Inc. 2016 Equity Incentive Plan as set forth in the proxy statement for the Annual Meeting; and (4) ratified the appointment of RSM US LLP to serve as the Company’s independent registered public accounting firm for the fiscal yar ending October 31, 2022. Shares were voted on these proposals as follows:

	Number of Votes FOR	Number of Votes WITHHELD	Broker Non-Votes
Election of Directors:
Thomas A. Aaro	4,325,855	1,018,682	589,482
Michael Doar	5,308,584	35,953	589,482
Cynthia Dubin	5,313,828	30,709	589,482
Timothy J. Gardner	5,314,633	29,904	589,482
Jay C. Longbottom	4,325,421	1,019,116	589,482
Richard Porter	3,808,674	1,535,863	589,482
Janaki Sivanesan	5,308,186	36,351	589,482
Gregory S. Volovic	5,311,831	32,706	589,482

	For	Against	Broker Non-Votes	Abstentions
Advisory vote to approve executive compensation:	5,117,839	55,133	589,482	171,565

	For	Against	Broker Non-Votes	Abstentions
Amendments to Hurco Companies, Inc. 2016 Equity Incentive Plant:	5,226,153	105,300	589,482	13,084

	For	Against	Broker Non- Votes	Abstentions
Ratification of appointment of public accounting firm:	5,892,813	36,456	0	4,750

Item 7.01Regulation FD Disclosure.

On March 11, 2022, the Company issued a press release announcing payment of a cash dividend of $0.15 per share of common stock, payable on April 11, 2022, to shareholders of record as of close of business on March 28, 2022. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 9.01Financial Statements and Exhibits

Exhibit Index

99.1          Press Release of Hurco Companies, Inc. dated March 11, 2022

104Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 11, 2022

HURCO COMPANIES, INC.

By:	/s/ Sonja K. McClelland_______________
Sonja K. McClelland, Executive Vice President, Treasurer, and Chief Financial Officer